UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Trilogy Metals Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”) at the offices of Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 1, 2019, as amended on April 12, 2019 (the “Proxy Statement”):

(1)	Election of Directors. The Company’s shareholders elected the following 9 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	77,795,156	308,460	-	4,419,585
James Gowans	77,947,025	156,591	-	4,419,585
William Hayden	77,794,367	309,249	-	4,419,585
William Hensley	77,928,060	175,556	-	4,419,585
Gregory Lang	77,942,636	160,980	-	4,419,585
Kalidas Madhavpeddi	77,940,265	163,351	-	4,419,585
Janice Stairs	77,920,022	183,594	-	4,419,585
Rick Van Nieuwenhuyse	77,938,382	165,234	-	4,419,585
Diana Walters	77,784,854	318,762	-	4,419,585

(2)	Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
82,424,147	99,054	-	-

(3)	Approval of Unallocated Awards under the Restricted Share Unit Plan. The Company’s shareholders ratified and approved all unallocated entitlements under the NovaCopper Restricted Share Unit Plan: The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the ratification and approval of such unallocated awards:

For	Against	Abstain	Broker Non-Vote
77,541,606	400,827	161,183	4,419,585

(4)	Approval of Unallocated Awards under the Deferred Share Unit Plan. The Company’s shareholders ratified and approved all unallocated entitlements under the NovaCopper Deferred Share Unit Plan: The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the ratification and approval of such unallocated awards:

For	Against	Abstain	Broker Non-Vote
77,521,262	397,644	184,710	4,419,585

(5)	Approval of Non-Binding Resolution Approving Executive Compensation. The Company’s shareholders The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of executive compensation:

For	Against	Abstain	Broker Non-Vote
77,353,885	538,368	211,363	4,419,585

(6)	Frequency for the Non-Binding Advisory Vote on Executive Compensation. The Company’s Shareholders voted on a non-binding advisory vote regarding the frequency of the advisory vote on the compensation of the Company’s Named Executive Officer. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the ratification and approval of such unallocated awards:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,980,302	276,054	58,663,653	1,137,908	4,427,865

A majority of the Company’s Shareholders selected three years the frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers. The Company has decided to adopt three years as the frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers until the next shareholder vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers is required.

Item 7.01 Regulation FD Disclosure

On May 23, 2019, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 23, 2019 relating to voting results from its Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated:	May 23, 2019	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer